SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report, Earliest Event Reported:                7/25/01


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the
Trust Agreement, dated as of June 1, 2001, providing for the issuance of Structured Asset Securities Corporation, Mortgage
Pass-Through Certificates, Series 2001-SB1)

Structured Asset Securities Corporation
(Exact name of registrant as specified in its charter)


Delaware                   333-35026-19
(State or Other            (Commission
Jurisdiction               File Number)
of Incorporation)


74-2440850
(I.R.S. Employer
Identification No.)


          200 Vesey Street
         New York, New York                        10285
         (Address of Principal                   (Zip Code)
         Executive Offices)


Registrant's telephone number:               (212) 526-7000


Item 5.  Other Events.

On Behalf of Structured Assets Securities Corporation,
Series 2001-SB1, Mortgage Pass-Through Certificates, a Trust created pursuant to the Trust Agreement, dated June 1, 2001 by U.S. Bank National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated 7/25/01 The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly distribution to the holders of the Certificates, Due

A.       Monthly Report Information:
         See Exhibit No. 1

B.       Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

C.       Item 1: Legal Proceedings:                            NONE

D.       Item 2: Changes in Securities:                        NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Structured Asset Securities Corporation
Mortgage Pass-Through Certificates, Series 2001-SB1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Distribution Date:                    7/25/01

                                                   Class
             Beginning                            Accrued
Class         Balance          Principal          Interest
   A1        68,000,000.00      1,957,429.01        191,250.00
   A2       121,249,000.00        781,076.80        341,012.82
   A3         1,891,000.00      1,387,260.37          5,318.44
   A4       149,440,000.00              0.00        420,300.00
   A5        48,784,000.00        247,941.01        137,205.00
  AIO*       31,895,459.00                N/A        89,705.98
  AP**        1,936,763.00         26,960.10                N/A
    B1       10,748,000.00         35,782.76         30,228.75
    B2        7,523,000.00         25,045.94         21,158.44
    B3        5,373,000.00         17,888.05         15,111.56
    B4        4,299,000.00         14,312.44         12,090.94
    B5        3,223,000.00         10,730.17          9,064.69
    B6        7,539,836.00         25,101.99         21,205.79
    R               100.00            100.00              0.28
  Total     430,006,699.00      4,529,628.64      1,293,652.69


           Realized Loss   Net Prepmt        Current
            of Principal   Interest          Interest
Class        Allocated     Shortfall Amt     Shortfall (2)
       A1             0.00              0.00              0.00
       A2             0.00              0.00              0.00
       A3             0.00              0.00              0.00
       A4             0.00              0.00              0.00
       A5             0.00              0.00              0.00
     AIO*               N/A             0.00              0.00
     AP**             0.00                N/A               N/A
       B1             0.00              0.00              0.00
       B2             0.00              0.00              0.00
       B3             0.00              0.00              0.00
       B4             0.00              0.00              0.00
       B5             0.00              0.00              0.00
       B6             0.00              0.00              0.00
        R             0.00              0.00              0.00
    Total             0.00              0.00              0.00


         Outstanding
         Interest          Remaining
Class    Shortfall         Balance
A1                    0.00     66,042,570.99
A2                    0.00    120,467,923.20
A3                    0.00        503,739.63
A4                    0.00    149,440,000.00
A5                    0.00     48,536,058.99
AIO*                  0.00     31,579,630.57
AP**                    N/A     1,909,802.90
 B1                   0.00     10,712,217.24
 B2                   0.00      7,497,954.06
 B3                   0.00      5,355,111.95
 B4                   0.00      4,284,687.56
 B5                   0.00      3,212,269.83
 B6                   0.00      7,514,734.01
R                     0.00              0.00
Total                 0.00    425,477,070.36

AMOUNTS PER $1,000 UNIT

         Beginning         Principal         Interest
Class    Balance           Distribution      Distribution
A1              1000.000000         28.785721          2.812500
A2              1000.000000          6.441924          2.812500
A3              1000.000000        733.612041          2.812501
A4              1000.000000          0.000000          2.812500
A5              1000.000000          5.082425          2.812500
AIO             1000.000000               N/A          2.812500
AP              1000.000000         13.920185               N/A
 B1             1000.000000          3.329248          2.812500
 B2             1000.000000          3.329249          2.812500
 B3             1000.000000          3.329248          2.812500
 B4             1000.000000          3.329249          2.812501
 B5             1000.000000          3.329249          2.812501
 B6             1000.000000          3.329249          2.812500
R               1000.000000       1000.000000          2.800000

AMOUNTS PER $1,000 UNIT

         Realized Loss                       Current Period
         of Principal      Remaining         Pass-Through
Class    Allocated         Balance           Rate
A1                  0.00000         971.21428            3.375%
A2                  0.00000         993.55808            3.375%
A3                      N/A         266.38796            3.375%
A4                  0.00000        1000.00000            3.375%
A5                      N/A         994.91758            3.375%
AIO                     N/A         990.09801            3.375%
AP                  0.00000         986.07981                NA
 B1                 0.00000         996.67075            3.375%
 B2                 0.00000         996.67075            3.375%
 B3                 0.00000         996.67075            3.375%
 B4                 0.00000         996.67075            3.375%
 B5                 0.00000         996.67075            3.375%
 B6                 0.00000         996.67075            3.375%
R                   0.00000           0.00000            3.375%

Reports to Certificateholders
Trust Agreement Dated June 1, 2001
(Pursuant to Section 4.03)

                                Group 1           Group 2
i) Beg Agg Sch'd Prin Bal     146,708,351.51     61,926,364.78
Scheduled Principal               555,800.84        197,687.52
Curtail and Paid in Full           75,120.89          5,768.27
Paid in Full                    1,380,861.69        596,527.69
Liquidation Proceeds                    0.00              0.00
Insurance Proceeds                      0.00              0.00
Realized Loss                           0.00              0.00
End Agg Sch'd Prin Bal        144,696,568.09     61,126,381.30
Non-AP Balance (Beginning)    146,187,447.46     61,840,747.49
Non-AP Balance (Ending)       144,179,917.24     61,041,875.59
Count                               4,242.00            632.00

                                Group 3           Group 4            Total
i) Beg Agg Sch'd Prin Bal     167,508,424.86     53,863,548.49    430,006,689.64
Scheduled Principal               522,021.64        159,435.25      1,434,945.25
Curtail and Paid in Full           37,700.75         13,891.18        132,481.09
Paid in Full                      892,469.93         92,342.98      2,962,202.29
Liquidation Proceeds                    0.00              0.00              0.00
Insurance Proceeds                      0.00              0.00              0.00
Realized Loss                           0.00              0.00              0.00
End Agg Sch'd Prin Bal        166,056,232.54     53,597,879.08    425,477,061.01
Non-AP Balance (Beginning)    166,408,752.21     53,632,980.82    428,069,927.98
Non-AP Balance (Ending)       164,974,733.51     53,370,733.11    423,567,259.45
Count                               3,611.00          1,033.00          9,518.00


ii) Aggregate Advances          Group 1           Group 2
   Advances Required                  0.00000           0.00000
   Advances Paid                      0.00000           0.00000
   Unpaid Advances                    0.00000           0.00000


ii) Aggregate Advances          Group 3           Group 4
   Advances Required                  0.00000           0.00000
   Advances Paid                      0.00000           0.00000
   Unpaid Advances                    0.00000           0.00000

ii) Aggregate Advances           Total
   Advances Required                  0.00000
   Advances Paid                      0.00000
   Unpaid Advances                    0.00000

                             Realized Losses
iii) Realized Losses            Current         Since Cutoff
                    Group 1             0.00              0.00
                    Group 2             0.00              0.00
                    Group 3             0.00              0.00
                    Group 4             0.00              0.00
                      Total             0.00              0.00

                                Group 1           Group 2
iv) Servicing Fee                  30,527.56         12,901.33
Trustee Fee                           733.66            309.63

                                Group 3           Group 4            Total
iv) Servicing Fee                  34,894.07         11,221.57         89,544.53
Trustee Fee                           837.10            269.32          2,149.71

v) Mortgage Loans Outstanding and Delinquency Information:
                           Outstanding Loans
                                 Count            Balance
Group 1                                4,242   $144,696,568.09
Group 2                                  632    $61,126,381.30
Group 3                                3,611   $166,056,232.54
Group 4                                1,033    $53,597,879.08
Total                                  8,485   $371,879,181.93

                           31-60 Days Delinquent
                                 Count            Balance
Group 1                                    8       $390,628.79
Group 2                                    7       $422,060.77
Group 3                                   16       $536,887.35
                                          18     $1,181,136.85
Total                                     31     $1,349,576.91

                           61-90 Days Delinquent
                                 Count            Balance
Group 1                                    4        $79,920.60
Group 2                                    0             $0.00
Group 3                                    5       $218,576.12
                                           4       $129,141.52
Total                                      9       $298,496.73

                           91 Days+ Delinquent
                                 Count            Balance
Group 1                                    0             $0.00
Group 2                                    0             $0.00
Group 3                                    0             $0.00
                                           0             $0.00
Total                                      0             $0.00

vi) Delinquency Information for Mortgage Loans in Foreclosure Proceedings
                           31-60 Days Delinquent
                                 Count            Balance
Group 1                                    0             $0.00
Group 2                                    0             $0.00
Group 3                                    0             $0.00
                                           0             $0.00
Total                                      0             $0.00

                           61-90 Days Delinquent
                                 Count            Balance
Group 1                                    0             $0.00
Group 2                                    0             $0.00
Group 3                                    0             $0.00
                                           0             $0.00
Total                                      0             $0.00

                           91 Days+ Delinquent
                                 Count            Balance
Group 1                                    0             $0.00
Group 2                                    0             $0.00
Group 3                                    0             $0.00
                                           0             $0.00
Total                                      0             $0.00

iii) REO Loans                          Count           Balance
                    Group 1             0.00              0.00
                   Group 2              0.00              0.00
                    Group 3             0.00              0.00
                    Group 4             0.00              0.00
                      Total             0.00              0.00

viii) Deleted and Qualifying Substitute Mortgage Loans
               Group            Loan No.          Prin Bal


                                Senior Certs           Groups:
                                           1                 2                 3
ix) Accrued and Unpaid Prin             0.00              0.00              0.00
Accrued and Unpaid Int                  0.00              0.00              0.00

                                                    Subordinate
                                           4             Certs               Tot
ix) Accrued and Unpaid Prin             0.00              0.00              0.00
Accrued and Unpaid Int                  0.00              0.00              0.00

x) Purchased Mortgage Loans
               Group          Loan Number    Principal Balance


                                      Current         Aggregate
xi) Special Hazard Losses               0.00              0.00
     Fraud Losses                       0.00              0.00
     Bankrupcy Losses                   0.00              0.00
     All realized Losses                0.00              0.00

                                        Limit            Excess
xi) Special Hazard Losses       4,254,770.61              0.00
     Fraud Losses              12,900,201.00              0.00
     Bankrupcy Losses             100,000.00              0.00
     All realized Losses                0.00              0.00

         Group:                            1                 2
xii) Available Distribution    $2,447,380.03       $985,075.77
     APO Principal Distribu        $4,253.19         $1,111.58

                                           3                 4               Tot
xii) Available Distribution    $1,960,609.97       $430,215.55     $5,823,281.32
     APO Principal Distribu       $18,173.62         $3,421.70        $26,960.10

xiii) Loans Acquired throug            Group       Loan Number Principal Balance

                                      Group 1           Group 2
xiv) Senior Percentage                 90.97%            90.99%
      Senior Prepayment Per           100.00%           100.00%
      Subordinate Percentag             9.03%             9.01%
      Subordinate Prepaymen             0.00%             0.00%

                                      Group 3           Group 4
xiv) Senior Percentage                 90.94%            90.96%
      Senior Prepayment Per           100.00%           100.00%
      Subordinate Percentag             9.06%             9.04%
      Subordinate Prepaymen             0.00%             0.00%

                           SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           STRUCTURED ASSET SECURITIES CORPORATION


                           By: /s/ Eve Kaplan
                           Name: Eve Kaplan
                           Title: Vice President

         Dated:            7/25/01